UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

November 14, 2017

Date of Report (Date of earliest event reported)

LENNAR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-11749	95-4337490
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Northwest 107th Avenue, Miami, Florida 33172

(Address of principal executive offices) (Zip Code)

(305) 559-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01 Other Events.

As previously announced, on October 29, 2017, Lennar Corporation, a Delaware corporation (the “Company”), and a wholly-owned subsidiary of the Company (“Merger Sub”) entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”) with CalAtlantic Group, Inc., a Delaware corporation (“CalAtlantic”). Subject to the terms and conditions of the Merger Agreement, CalAtlantic will be merged with and into Merger Sub, with Merger Sub continuing as the surviving corporation (the “Merger”). The completion of the Merger is subject to the satisfaction or waiver of certain conditions, including (a) the adoption of the Merger Agreement and Merger by the CalAtlantic stockholders, and (b) the approval by the holders the Company’s Class A common stock and Class B common stock, voting together without regard to class, to issue the Company’s Class A common stock and Class B common stock in the Merger.

The Company is filing (i) as Exhibit 99.1, the historical audited consolidated financial statements of CalAtlantic as of December 31, 2016 and 2015 and for its fiscal years ended December 31, 2016, 2015 and 2014, (ii) as Exhibit 99.2, the unaudited historical condensed consolidated financial statements of CalAtlantic as of September 30, 2017 and for the nine month periods ended September 30, 2017 and 2016, (iii) as Exhibit 99.3 the unaudited pro forma condensed combined balance sheet of the Company as of August 31, 2017 which gives effect to the Merger as though it occurred on December 1, 2015 and the unaudited pro forma condensed combined statements of operations of the Company for the nine months ended August 31, 2017 and for the year ended November 30, 2016 which, in each case give effect to the Merger as though it occurred on December 1, 2015 and (iv) as Exhibit 23.1, the consent of Ernst & Young LLP, independent registered public accounting firm of CalAtlantic.

Forward-looking Statements

Some of the statements in this Form 8-K are “forward-looking statements,” as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which the Company and CalAtlantic operate and beliefs of and assumptions made by the Company’s and CalAtlantic’s management, involve uncertainties that could significantly affect the financial results of the Company or CalAtlantic or the combined company. Words such “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” and variations of such words and similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature. Such forward-looking statements include, but are not limited to, statements about the anticipated benefits of the proposed Merger between the Company and CalAtlantic, including future financial and operating results, the attractiveness of the value to be received by CalAtlantic stockholders, and the combined company’s plans, objectives, expectations and intentions. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future – including statements relating to expected synergies, improved market positioning and ongoing business strategies – are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in the forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Some of the factors that may affect outcomes and results include, but are not limited to: (i) the Company’s and CalAtlantic’s ability to obtain requisite approval from their respective stockholders; (ii) the Company’s and CalAtlantic’s ability to satisfy the conditions to closing of the Merger; (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (iv) availability of financing and capital; (v) failure to realize the benefits expected from the proposed acquisition; (vi) the risk that the cost savings and any other synergies from the acquisition may not be fully realized or may take longer to realize than expected; (vii) failure to promptly and effectively integrate the acquisition; (viii) other risks related to the completion of the Merger and actions related thereto; and (ix) the risks detailed in the Company’s and CalAtlantic’s filings with the Securities and Exchange Commission (the “SEC”), including the “Risk Factors” sections of the Company’s Annual Report on Form 10-K for the fiscal year ended November 30, 2016, CalAtlantic’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and their respective most recent Quarterly Reports on Form 10-Q. There can be no assurance that the Merger will be completed, or if it is completed, that it will close within the anticipated time period or that the expected benefits of the Merger will be realized. It is not possible for the management of either company to predict all the possible risks that could affect it or assess the impact of all possible risks on the two companies’ businesses. Forward-looking statements speak only as of the date they are made, and management undertakes no obligation to update publicly any of them in light of new information or future events.

Additional Information about the Proposed Merger and Where to Find It

In connection with the proposed Merger, the Company expects to file a registration statement on Form S-4 that will include a joint proxy statement of the Company and CalAtlantic that also constitutes a prospectus of the Company, which joint proxy statement/prospectus will be mailed or otherwise disseminated to the Company’s stockholders and CalAtlantic’s stockholders when it becomes available. The Company and CalAtlantic also plan to file other relevant documents with the SEC regarding the proposed Merger. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. You may obtain a free copy of the joint proxy statement/prospectus (if and when it becomes available) and other relevant documents filed by the Company and CalAtlantic with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed by the Company with the SEC will be available free of charge on the Company’s website at www.lennar.com or by contacting Allison Bober, Investor Relations, at 305-485-2038. Copies of the documents filed by CalAtlantic with the SEC will be available free of charge on CalAtlantic’s website at www.calatlantichomes.com or by contacting Michelle Varela, Investor Relations, at 949-789-1651.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Document

23.1	Consent of Ernst & Young LLP.

99.1	Audited consolidated financial statements of CalAtlantic as of December 31, 2016 and 2015 and for the years ended December 31, 2016, 2015 and 2014.

99.2	Unaudited condensed consolidated financial statements of CalAtlantic as of September 30, 2017 and for the periods ended September 30, 2017 and 2016.

99.3	Unaudited pro forma condensed combined financial statements of the Company and CalAtlantic as of August 31, 2017 and for the period ended August 31, 2017 and for the year ended November 30, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2017		Lennar Corporation

	By:	/s/ Bruce Gross
	Name:	Bruce Gross
	Title:	Vice President and Chief Financial Officer